Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
3rd Quarter Ended September 30, 2015

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Nine Months Ended
	September 30,		$	%	September 30,		$	%
	2015	2014	Difference	Difference	2015	2014	Difference	Difference
HIGHLIGHTS
Gross premiums written	$754,062	$707,884	$46,178	6.5%	$2,460,646	$2,369,682	$90,964	3.8%
Net premiums written	606,992	568,742	38,250	6.7%	1,983,189	1,894,280	88,909	4.7%
Net premiums earned	650,653	541,737	108,916	20.1%	1,865,577	1,609,269	256,308	15.9%
Underwriting income	27,873	44,950	(17,077)	(38.0)%	101,282	203,812	(102,530)	(50.3)%
Operating income	51,439	60,606	(9,167)	(15.1)%	168,958	266,536	(97,578)	(36.6)%
Net (loss) income	(51,630)	30,915	(82,545)	(267.0)%	82,184	359,750	(277,566)	(77.2)%

Total shareholders' equity	3,555,405	3,673,599	(118,194)	(3.2)%	3,555,405	3,673,599	(118,194)	(3.2)%
Cash flows provided by operating activities	163,984	220,795	(56,811)	(25.7)%	591,386	669,733	(78,347)	(11.7)%

PER SHARE AND SHARE DATA
Diluted earnings per share
Net (loss) income	$(0.56)*	$0.31	$(0.87)	(280.6)%	$0.87	$3.60	$(2.73)	(75.8)%
Operating income	$0.55	$0.61	$(0.06)	(9.8)%	$1.79	$2.67	$(0.88)	(33.0)%

Diluted book value per share	$38.03	$37.12	$0.91	2.5%	$38.03	$37.12	$0.91	2.5%
Diluted tangible book value per share	$32.84	$33.84	$(1.00)	(3.0)%	32.84	33.84	(1.00)	(3.0)%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net (loss) income	(5.7)%	3.4%		(9.1) pts	3.0%	13.2%		(10.2) pts
Annualized ROAE, operating income	5.7%	6.6%		(0.9) pts	6.1%	9.7%		(3.6) pts
Financial statement portfolio return	(0.8)%	0.1%		(0.9) pts	0.5%	2.7%		(2.2) pts

GAAP Ratios
Loss and loss expense ratio	64.1%	62.0%		(2.1) pts	62.9%	57.6%		(5.3) pts
Acquisition cost ratio	15.4%	13.4%		(2.0) pts	15.0%	13.3%		(1.7) pts
General and administrative expense ratio	16.3%	16.3%		0.0 pts	16.7%	16.5%		(0.2) pts
Expense ratio	31.7%	29.7%		(2.0) pts	31.7%	29.8%		(1.9) pts
Combined ratio	95.8%	91.7%		(4.1) pts	94.6%	87.4%		(7.2) pts

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Revenues
Gross premiums written	$754,062	$825,970	$880,614	$565,743	$707,884	$2,460,646	$2,369,682
Net premiums written	$606,992	$603,669	$772,528	$427,795	$568,742	$1,983,189	$1,894,280

Net premiums earned	$650,653	$646,376	$568,548	$573,489	$541,737	$1,865,577	$1,609,269
Net investment income	45,667	42,760	44,551	49,050	43,412	132,978	127,824
Net realized investment (losses) gains	(113,626)	(20,182)	45,025	(15,329)	(35,136)	(88,783)	104,286
Other income	735	924	854	1,032	1,032	2,513	1,032
Total revenues	$583,429	$669,878	$658,978	$608,242	$551,045	$1,912,285	$1,842,411

Expenses
Net losses and loss expenses	$416,881	$431,521	$325,176	$272,959	$336,090	$1,173,578	$926,231
Acquisition costs	100,101	100,618	78,699	80,718	72,403	279,418	214,404
General and administrative expenses	105,798	108,363	97,138	100,914	88,294	311,299	264,822
Other expense	1,245	1,235	1,823	2,003	6,575	4,303	6,575
Amortization of intangible assets	2,639	2,819	633	633	633	6,091	1,900
Interest expense	14,469	14,466	14,337	14,304	14,325	43,272	43,451
Foreign exchange (gain) loss	(793)	1,265	9,897	(21)	278	10,369	978
Total expenses	$640,340	$660,287	$527,703	$471,510	$518,598	$1,828,330	$1,458,361

(Loss) income before income taxes	$(56,911)	$9,591	$131,275	$136,732	$32,447	$83,955	$384,050
Income tax (benefit) expense	(5,281)	133	6,919	6,223	1,532	1,771	24,300
Net (loss) income	$(51,630)	$9,458	$124,356	$130,509	$30,915	$82,184	$359,750

GAAP Ratios
Loss and loss expense ratio	64.1%	66.8%	57.2%	47.6%	62.0%	62.9%	57.6%
Acquisition cost ratio	15.4%	15.6%	13.8%	14.1%	13.4%	15.0%	13.3%
General and administrative expense ratio	16.3%	16.8%	17.1%	17.6%	16.3%	16.7%	16.5%
Expense ratio	31.7%	32.4%	30.9%	31.7%	29.7%	31.7%	29.8%
Combined ratio	95.8%	99.2%	88.1%	79.3%	91.7%	94.6%	87.4%

Per Share Data
Diluted earnings per share
Net (loss) income	$(0.56)*	$0.10	$1.27	$1.33	$0.31	$0.87	$3.60
Operating income	$0.55	$0.27	$0.93	$1.51	$0.61	$1.79	$2.67

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	September 30, 2015	December 31, 2014
ASSETS
Fixed maturity investments trading, at fair value	$6,546,993	$6,069,010
Equity securities trading, at fair value	663,390	844,163
Other invested assets	969,427	955,509
Total investments	8,179,810	7,868,682
Cash and cash equivalents	603,810	589,339
Restricted cash	159,863	80,971
Insurance balances receivable	905,401	664,815
Funds held	443,670	724,021
Prepaid reinsurance	387,269	360,732
Reinsurance recoverable	1,449,832	1,340,256
Reinsurance recoverable on paid losses	117,110	86,075
Accrued investment income	32,673	28,456
Net deferred acquisition costs	201,313	151,546
Goodwill	354,781	278,258
Intangible assets	130,612	46,298
Balances receivable on sale of investments	29,461	47,149
Net deferred tax assets	27,268	33,615
Other assets	174,706	121,350
TOTAL ASSETS	$13,197,579	$12,421,563

LIABILITIES
Reserve for losses and loss expenses	$6,436,579	$5,881,165
Unearned premiums	1,835,527	1,555,313
Reinsurance balances payable	260,225	180,060
Balances due on purchases of investments	108,337	5,428
Senior notes	799,043	798,802
Other long-term debt	23,328	19,213
Dividends payable	23,637	21,669
Accounts payable and accrued liabilities	155,498	181,622
TOTAL LIABILITIES	$9,642,174	$8,643,272

SHAREHOLDERS' EQUITY
Common shares: 2015 and 2014: par value CHF 4.10 per share (2015: 95,523,230; 2014: 100,775,256 shares issued and 2015: 90,911,888; 2014: 96,195,482 shares outstanding)	$386,702	$408,020
Treasury shares, at cost (2015: 4,611,342; 2014: 4,579,774)	(156,281)	(143,075)
Accumulated other comprehensive loss	(4,265)	—
Retained earnings	3,329,249	3,513,346
TOTAL SHAREHOLDERS' EQUITY	$3,555,405	$3,778,291
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$13,197,579	$12,421,563

Diluted book value per share	$38.03	$38.27
Diluted tangible book value per share	$32.84	$34.98

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net (loss) income	$(51,630)	$9,458	$124,356	$130,509	$30,915	$82,184	$359,750
Adjustments to reconcile net income (loss) to cash
provided by operating activities:
Net realized losses (gains) on sales of investments	17,039	(25,688)	(32,536)	(26,332)	(18,859)	(41,185)	(118,640)
Mark to market adjustments	76,829	58,286	(22,694)	27,618	53,479	112,421	(5,634)
Stock compensation expense	3,934	3,869	4,002	3,423	3,191	11,805	10,822
Undistributed loss (income) of equity method investments	3,257	6,220	9,767	3,399	(3,292)	19,244	10,452
Changes in:
Reserve for losses and loss expenses, net of
reinsurance recoverables	55,908	119,037	13,890	(162,345)	69,318	188,835	171,229
Unearned premiums, net of prepaid reinsurance	(47,057)	(43,543)	203,980	(145,695)	27,006	113,380	285,012
Insurance balances receivable	39,138	(53,734)	(108,579)	180,168	41,447	(123,175)	(256,993)
Reinsurance recoverable on paid losses	(28,689)	18,650	(20,996)	(4,875)	8,811	(31,035)	(3,634)
Funds held	18,823	17,416	244,112	(318,318)	8,742	280,351	226,727
Reinsurance balances payable	28,875	7,217	4,262	(23,368)	(20,754)	40,354	30,405
Net deferred acquisition costs	6,721	18,078	(35,700)	20,281	(8,568)	(10,901)	(45,166)
Net deferred tax assets	(7,450)	(6,384)	3,693	7,697	(5,445)	(10,141)	(3,511)
Accounts payable and accrued liabilities	15,557	20,405	(75,008)	3,566	57,870	(39,046)	4,473
Other items, net	32,729	(39,461)	5,027	51,388	(23,066)	(1,705)	4,441
Net cash provided by (used in) operating activities	163,984	109,826	317,576	(252,884)	220,795	591,386	669,733

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net (purchases) sales of investments	(135,672)	449,477	(338,270)	(25,646)	90,152	(24,465)	(107,522)
Purchases of fixed assets	(5,814)	(9,610)	(8,374)	(45,166)	(8,889)	(23,798)	(14,490)
Change in restricted cash	(52,794)	(57,138)	31,040	97,987	(51,203)	(78,892)	(29,565)
Net cash paid for acquisitions	—	(137,960)	(3,543)	—	—	(141,503)	(2,565)
Net cash (used in) provided by investing activities	(194,280)	244,769	(319,147)	27,175	30,060	(268,658)	(154,142)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid	(23,593)	(21,522)	(21,669)	(21,686)	(21,857)	(66,784)	(55,064)
Proceeds from the exercise of stock options	1,795	3,166	4,223	2,387	1,327	9,184	7,640
Share repurchases	—	(196,170)	(50,273)	(9,703)	(28,397)	(246,443)	(166,207)
Net proceeds from other long-term debt	(79)	3,928	—	19,213	—	3,849	—
Net cash used in financing activities	(21,877)	(210,598)	(67,719)	(9,789)	(48,927)	(300,194)	(213,631)

Effect of exchange rate changes on foreign currency cash	(5,864)	2,780	(4,979)	(6,433)	(5,796)	(8,063)	(2,626)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(58,037)	146,777	(74,269)	(241,931)	196,132	14,471	299,334
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	661,847	515,070	589,339	831,270	635,138	589,339	531,936
CASH AND CASH EQUIVALENTS, END OF PERIOD	$603,810	$661,847	$515,070	$589,339	$831,270	$603,810	$831,270

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended September 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$460,386	$132,664	$161,012	$754,062
Net premiums written	$350,791	$104,075	$152,126	$606,992
Net premiums earned	$332,722	$110,327	$207,604	$650,653
Total revenues	$332,722	$110,327	$207,604	$650,653

Expenses
Net losses and loss expenses	$222,250	$70,935	$123,696	$416,881
Acquisition costs	35,585	22,731	41,785	100,101
General and administrative expenses	58,301	29,344	18,153	105,798
Total expenses	$316,136	$123,010	$183,634	$622,780

Underwriting income (loss)	$16,586	$(12,683)	$23,970	$27,873

Other insurance-related income	735	—	—	735
Other insurance-related expenses	631	614	—	1,245
Segment income (loss)	$16,690	$(13,297)	$23,970	$27,363

Net investment income				45,667
Net realized investment losses				(113,626)
Amortization of intangible assets				(2,639)
Interest expense				(14,469)
Foreign exchange gain				793
Loss before income taxes				$(56,911)

GAAP Ratios
Loss and loss expense ratio	66.8%	64.3%	59.6%	64.1%
Acquisition cost ratio	10.7%	20.6%	20.1%	15.4%
General and administrative expense ratio	17.5%	26.6%	8.7%	16.3%
Expense ratio	28.2%	47.2%	28.8%	31.7%
Combined ratio	95.0%	111.5%	88.4%	95.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended September 30, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$466,792	$64,125	$176,967	$707,884
Net premiums written	$364,739	$44,794	$159,209	$568,742
Net premiums earned	$277,203	$41,574	$222,960	$541,737
Total revenues	$277,203	$41,574	$222,960	$541,737

Expenses
Net losses and loss expenses	$180,682	$28,142	$127,266	$336,090
Acquisition costs	27,027	5,313	40,063	72,403
General and administrative expenses	52,921	16,802	18,571	88,294
Total expenses	$260,630	$50,257	$185,900	$496,787

Underwriting income (loss)	$16,573	$(8,683)	$37,060	$44,950

Other insurance-related income	1,032	—	—	1,032
Other insurance-related expenses	1,270	5,305	—	6,575
Segment income (loss)	$16,335	$(13,988)	$37,060	$39,407

Net investment income				43,412
Net realized investment losses				(35,136)
Amortization of intangible assets				(633)
Interest expense				(14,325)
Foreign exchange loss				(278)
Income before income taxes				$32,447

GAAP Ratios
Loss and loss expense ratio	65.2%	67.7%	57.1%	62.0%
Acquisition cost ratio	9.7%	12.8%	18.0%	13.4%
General and administrative expense ratio	19.1%	40.4%	8.3%	16.3%
Expense ratio	28.8%	53.2%	26.3%	29.7%
Combined ratio	94.0%	120.9%	83.4%	91.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Nine Months Ended September 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,358,636	$328,223	$773,787	$2,460,646
Net premiums written	$1,019,866	$216,230	$747,093	$1,983,189
Net premiums earned	$974,232	$262,993	$628,352	$1,865,577
Total revenues	$974,232	$262,993	$628,352	$1,865,577

Expenses
Net losses and loss expenses	$655,475	$157,200	$360,903	$1,173,578
Acquisition costs	100,818	54076	124,524	279,418
General and administrative expenses	175,732	78,093	57,474	311,299
Total expenses	$932,025	$289,369	$542,901	$1,764,295

Underwriting income (loss)	$42,207	$(26,376)	$85,451	$101,282

Other insurance-related income	2,513	—	—	2,513
Other insurance-related expenses	2,076	2,227	—	4,303
Segment income (loss)	$42,644	$(28,603)	$85,451	$99,492

Net investment income				132,978
Net realized investment losses				(88,783)
Amortization of intangible assets				(6,091)
Interest expense				(43,272)
Foreign exchange loss				(10,369)
Income before income taxes				$83,955

GAAP Ratios
Loss and loss expense ratio	67.3%	59.8%	57.4%	62.9%
Acquisition cost ratio	10.3%	20.6%	19.8%	15.0%
General and administrative expense ratio	18.0%	29.7%	9.1%	16.7%
Expense ratio	28.3%	50.3%	28.9%	31.7%
Combined ratio	95.6%	110.1%	86.3%	94.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Nine Months Ended September 30, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,285,044	$196,086	$888,552	$2,369,682
Net premiums written	$905,279	$126,574	$862,427	$1,894,280
Net premiums earned	$808,453	$114,584	$686,232	$1,609,269
Total revenues	$808,453	$114,584	$686,232	$1,609,269

Expenses
Net losses and loss expenses	$520,586	$35,204	$370,441	$926,231
Acquisition costs	76,531	12,615	125,258	214,404
General and administrative expenses	159,063	48,861	56,898	264,822
Total expenses	$756,180	$96,680	$552,597	$1,405,457

Underwriting income	$52,273	$17,904	$133,635	$203,812

Other insurance-related income	1,032	—	—	1,032
Other insurance-related expenses	1,270	5,305	—	6,575
Segment income	$52,035	$12,599	$133,635	$198,269

Net investment income				127,824
Net realized investment gains				104,286
Amortization of intangible assets				(1,900)
Interest expense				(43,451)
Foreign exchange loss				(978)
Income before income taxes				$384,050

GAAP Ratios
Loss and loss expense ratio	64.4%	30.7%	54.0%	57.6%
Acquisition cost ratio	9.5%	11.0%	18.3%	13.3%
General and administrative expense ratio	19.7%	42.6%	8.3%	16.5%
Expense ratio	29.2%	53.6%	26.6%	29.8%
Combined ratio	93.6%	84.3%	80.6%	87.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Nine Months Ended

	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
North American Insurance	$460,386	61.0%	$466,792	65.9%	$1,358,636	55.3%	$1,285,044	54.2%
Global Markets Insurance	132,664	17.6%	64,125	9.1%	328,223	13.3%	196,086	8.3%
Reinsurance	161,012	21.4%	176,967	25.0%	773,787	31.4%	888,552	37.5%
Total	$754,062	100.0%	$707,884	100.0%	$2,460,646	100.0%	$2,369,682	100.0%

Gross Premiums Written by Underwriting Location
United States	$489,562	64.9%	$483,992	68.3%	$1,509,314	61.4%	$1,447,652	61.0%
Asia Pacific	106,039	14.1%	45,070	6.4%	239,323	9.7%	142,798	6.0%
Bermuda	84,486	11.2%	109,503	15.5%	448,988	18.2%	525,005	22.2%
Europe	70,814	9.4%	64,947	9.2%	251,042	10.2%	245,931	10.4%
Canada	3,161	0.4%	4,372	0.6%	11,979	0.5%	8,296	0.4%
Total	$754,062	100.0%	$707,884	100.0%	$2,460,646	100.0%	$2,369,682	100.0%

Direct Premiums Written by Insured Location(1)
United States	$459,223	77.4%	$460,676	86.8%	$1,351,044	80.1%	$1,274,142	86.0%
Hong Kong	31,760	5.4%	2,300	0.4%	59,604	3.5%	5,235	0.4%
United Kingdom	24,913	4.2%	22,811	4.3%	67,228	4.0%	64,877	4.4%
Singapore	13,610	2.3%	2,586	0.5%	31,645	1.9%	4,081	0.3%
Australia	10,304	1.7%	6,666	1.3%	21,430	1.3%	4,468	0.3%
All other	53,240	9.0%	35,878	6.7%	155,908	9.2%	128,327	8.6%
Total	$593,050	100.0%	$530,917	100.0%	$1,686,859	100.0%	$1,481,130	100.0%

(1) Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Nine Months Ended

	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
North American Insurance
Casualty	$165,481	36.0%	$174,016	37.3%	$470,517	34.6%	$415,751	32.4%
Professional liability	100,505	21.8%	106,574	22.8%	295,032	21.7%	299,667	23.3%
Programs	56,748	12.3%	46,694	10.0%	137,359	10.1%	119,929	9.3%
Property	53,557	11.6%	58,049	12.4%	219,848	16.2%	221,619	17.2%
Healthcare	48,533	10.5%	53,719	11.5%	138,801	10.2%	160,540	12.5%
Specialty and other(1)	35,562	7.8%	27,740	6.0%	97,079	7.2%	67,538	5.3%
Total	$460,386	100.0%	$466,792	100.0%	$1,358,636	100.0%	$1,285,044	100.0%

Global Markets Insurance
Casualty	$36,043	27.2%	$11,385	17.8%	$75,295	22.9%	$29,312	14.9%
Specialty and other(2)	35,975	27.1%	17,864	27.9%	94,970	28.9%	45,664	23.4%
Professional liability	35,914	27.1%	29,852	46.6%	98,966	30.2%	90,972	46.4%
Property	24,732	18.6%	5,024	7.8%	58,992	18.0%	30,138	15.4%
Total	$132,664	100.0%	$64,125	100.0%	$328,223	100.0%	$196,086	100.0%

Reinsurance
Casualty	$84,344	52.3%	$86,687	49.0%	$181,497	23.5%	$236,199	26.6%
Property	70,939	44.1%	83,041	46.9%	414,760	53.6%	453,305	51.0%
Specialty	5,729	3.6%	7,239	4.1%	177,530	22.9%	199,048	22.4%
Total	$161,012	100.0%	$176,967	100.0%	$773,787	100.0%	$888,552	100.0%

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Nine Months Ended

	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$221,021	66.5%	$192,790	69.6%	$668,699	68.6%	$543,360	67.2%
Current year - property catastrophe	2,750	0.8%	4,000	1.4%	2,750	0.3%	4,000	0.5%
Prior year - increase (decrease)	(1,521)	(0.5)%	(16,108)	(5.8)%	(15,974)	(1.6)%	(26,774)	(3.3)%
Net losses and loss expenses	$222,250	66.8%	$180,682	65.2%	$655,475	67.3%	$520,586	64.4%

Global Markets Insurance
Current year - non-catastrophe	$73,039	66.2%	$29,705	71.4%	$172,746	65.7%	$73,649	64.3%
Current year - property catastrophe	250	0.2%	11,000	26.5%	4,250	1.6%	11,000	9.6%
Prior year - increase (decrease)	(2,354)	(2.1)%	(12,563)	(30.2)%	(19,796)	(7.5)%	(49,445)	(43.2)%
Net losses and loss expenses	$70,935	64.3%	$28,142	67.7%	$157,200	59.8%	$35,204	30.7%

Reinsurance
Current year - non-catastrophe	$95,912	46.2%	$130,724	58.7%	$365,704	58.2%	$407,099	59.3%
Current year - property catastrophe	32,500	15.7%	14,750	6.6%	53,500	8.5%	28,000	4.1%
Prior year - increase (decrease)	(4,716)	(2.3)%	(18,208)	(8.2)%	(58,301)	(9.3)%	(64,658)	(9.4)%
Net losses and loss expenses	$123,696	59.6%	$127,266	57.1%	$360,903	57.4%	$370,441	54.0%

Consolidated
Current year - non-catastrophe	$389,972	59.9%	$353,219	65.2%	$1,207,149	64.7%	$1,024,108	63.7%
Current year - property catastrophe	35,500	5.5%	29,750	5.5%	60,500	3.2%	43,000	2.7%
Prior year - increase (decrease)	(8,591)	(1.3)%	(46,879)	(8.7)%	(94,071)	(5.0)%	(140,877)	(8.8)%
Net losses and loss expenses	$416,881	64.1%	$336,090	62.0%	$1,173,578	62.9%	$926,231	57.6%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended September 30, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(4.5)	$(2.2)	$1.1	$6.5	$9.5	$1.9	$12.3
Professional liability	(6.4)	(1.9)	(3.7)	(3.4)	(2.8)	3.3	(14.9)
Property	(1.4)	0.2	0.2	0.5	(1.6)	2.0	(0.1)
Programs	0.4	(0.3)	(0.5)	(0.3)	(1.2)	0.1	(1.8)
Healthcare	0.3	0.0	0.0	(0.5)	2.2	0.0	2.0
Specialty and other(1)	0.0	0.0	0.0	0.0	0.0	1.0	1.0
Total	$(11.6)	$(4.2)	$(2.9)	$2.8	$6.1	$8.3	$(1.5)

Global Markets Insurance
Casualty	$(1.2)	$(1.0)	$0.2	$(0.4)	$2.8	$0.5	$0.9
Professional liability	(1.1)	(1.0)	(1.1)	(1.0)	(1.0)	(0.3)	(5.5)
Property	0.4	(0.5)	(0.1)	0.5	(0.1)	(1.4)	(1.2)
Specialty and other(2)	(0.1)	0.0	(0.1)	0.3	4.0	(0.7)	3.4
Total	$(2.0)	$(2.5)	$(1.1)	$(0.6)	$5.7	$(1.9)	$(2.4)

Reinsurance
Property	$(0.6)	$0.3	$(0.8)	$(0.7)	$(1.0)	$(0.5)	$(3.3)
Casualty	(4.5)	(1.4)	0.8	1.8	0.1	1.1	(2.1)
Specialty	(0.4)	(0.1)	(0.2)	0.9	0.0	0.5	0.7
Total	$(5.5)	$(1.2)	$(0.2)	$2.0	$(0.9)	$1.1	$(4.7)

Consolidated
North American Insurance	$(11.6)	$(4.2)	$(2.9)	$2.8	$6.1	$8.3	$(1.5)
Global Markets Insurance	(2.0)	(2.5)	(1.1)	(0.6)	5.7	(1.9)	(2.4)
Reinsurance	(5.5)	(1.2)	(0.2)	2.0	(0.9)	1.1	(4.7)
Total	$(19.1)	$(7.9)	$(4.2)	$4.2	$10.9	$7.5	$(8.6)

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended September 30, 2014
(Favorable) Unfavorable Development ($ in millions)	2008 and Prior	2009	2010	2011	2012	2013	Total

North American Insurance
Casualty	$(4.4)	$(3.8)	$1.9	$(1.3)	$2.1	$0.0	$(5.5)
Professional liability	(8.3)	(14.9)	(2.6)	(1.2)	12.9	7.3	(6.8)
Property	0.3	0.0	(0.1)	0.3	(0.9)	(1.2)	(1.6)
Programs	(1.7)	(1.1)	(1.4)	(2.1)	1.1	0.1	(5.1)
Healthcare	(4.7)	(0.2)	(4.0)	1.9	4.2	7.7	4.9
Specialty and other(1)	0.0	0.0	0.0	0.0	(0.7)	(1.3)	(2.0)
Total	$(18.8)	$(20.0)	$(6.2)	$(2.4)	$18.7	$12.6	$(16.1)

Global Markets Insurance
Casualty	$(0.8)	$(1.2)	$(0.3)	$(0.5)	$(0.1)	$0.0	$(2.9)
Professional liability	(1.6)	(1.2)	(4.0)	(1.4)	(1.4)	1.2	(8.4)
Property	0.0	(0.1)	(0.5)	(0.8)	0.1	0.0	(1.3)
Specialty and other(2)	0.0	0.0	0.0	0.0	(1.9)	1.9	0.0
Total	$(2.4)	$(2.5)	$(4.8)	$(2.7)	$(3.3)	$3.1	$(12.6)

Reinsurance
Property	$0.8	$0.0	$0.6	$0.6	$1.1	$(14.8)	$(11.7)
Casualty	(2.0)	(0.8)	(0.6)	(3.1)	(0.1)	(0.1)	(6.7)
Specialty	(0.1)	(0.1)	(0.6)	(0.6)	0.9	0.7	0.2
Total	$(1.3)	$(0.9)	$(0.6)	$(3.1)	$1.9	$(14.2)	$(18.2)

Consolidated
North American Insurance	$(18.8)	$(20.0)	$(6.2)	$(2.4)	$18.7	$12.6	$(16.1)
Global Markets Insurance	(2.4)	(2.5)	(4.8)	(2.7)	(3.3)	3.1	(12.6)
Reinsurance	(1.3)	(0.9)	(0.6)	(3.1)	1.9	(14.2)	(18.2)
Total	$(22.5)	$(23.4)	$(11.6)	$(8.2)	$17.3	$1.5	$(46.9)

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Nine Months Ended September 30, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(16.2)	$(4.5)	$(6.0)	$12.7	$16.5	$2.2	$4.7
Professional liability	11.3	(17.8)	(12.8)	(8.3)	(4.1)	8.8	(22.9)
Property	(2.1)	0.2	(0.3)	(1.9)	(4.1)	2.1	(6.1)
Programs	(2.5)	(3.5)	(2.7)	(2.8)	(0.5)	(0.3)	(12.3)
Healthcare	(7.3)	(0.6)	4.2	14.1	6.9	0.0	17.3
Specialty and other(1)	0.0	(0.1)	0.0	0.5	0.0	2.9	3.3
Total	$(16.8)	$(26.3)	$(17.6)	$14.3	$14.7	$15.7	$(16.0)

Global Markets Insurance
Casualty	$(7.7)	$(3.6)	$0.3	$1.7	$2.3	$(0.6)	$(7.6)
Professional liability	(0.8)	(5.8)	(2.0)	3.3	(1.5)	0.1	(6.7)
Property	(1.3)	(0.3)	(0.5)	0.3	(4.4)	(5.2)	(11.4)
Specialty and other(2)	(0.2)	(0.1)	(0.3)	(0.1)	5.0	1.6	5.9
Total	$(10.0)	$(9.8)	$(2.5)	$5.2	$1.4	$(4.1)	$(19.8)

Reinsurance
Property	$(2.1)	$1.9	$3.2	$(8.3)	$7.9	$(45.0)	$(42.4)
Casualty	(17.3)	(14.3)	1.3	6.6	4.8	2.5	(16.4)
Specialty	(0.7)	(0.1)	(0.5)	1.2	(1.8)	2.4	0.5
Total	$(20.1)	$(12.5)	$4.0	$(0.5)	$10.9	$(40.1)	$(58.3)

Consolidated
North American Insurance	$(16.8)	$(26.3)	$(17.6)	$14.3	$14.7	$15.7	$(16.0)
Global Markets Insurance	(10.0)	(9.8)	(2.5)	5.2	1.4	(4.1)	(19.8)
Reinsurance	(20.1)	(12.5)	4.0	(0.5)	10.9	(40.1)	(58.3)
Total	$(46.9)	$(48.6)	$(16.1)	$19.0	$27.0	$(28.5)	$(94.1)

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Nine Months Ended September 30, 2014
(Favorable) Unfavorable Development ($ in millions)	2008 and Prior	2009	2010	2011	2012	2013	Total

North American Insurance
Casualty	$11.0	$(7.4)	$(2.5)	$0.7	$0.2	$4.2	$6.2
Professional liability	(28.6)	(32.6)	(3.6)	0.1	15.2	7.3	(42.2)
Property	(0.4)	(0.6)	1.0	(3.3)	(2.4)	(3.2)	(8.9)
Programs	0.6	(4.4)	(1.1)	(4.1)	0.3	(1.2)	(9.9)
Healthcare	(11.6)	2.9	(7.7)	16.1	8.0	25.7	33.4
Specialty and other(1)	0.0	0.0	(0.2)	(1.3)	(2.3)	(1.6)	(5.4)
Total	$(29.0)	$(42.1)	$(14.1)	$8.2	$19.0	$31.2	$(26.8)

Global Markets Insurance
Casualty	$(11.0)	$(6.5)	$(3.5)	$1.5	$(0.2)	$0.0	$(19.7)
Professional liability	(5.7)	(2.9)	(7.6)	(2.7)	2.5	1.2	(15.2)
Property	(1.3)	(0.3)	(1.0)	(3.4)	(3.4)	(5.0)	(14.4)
Specialty and other(2)	0.0	0.0	(0.1)	(1.0)	(2.2)	3.2	(0.1)
Total	$(18.0)	$(9.7)	$(12.2)	$(5.6)	$(3.3)	$(0.6)	$(49.4)

Reinsurance
Property	$0.7	$0.3	$1.6	$(5.2)	$(3.2)	$(44.4)	$(50.2)
Casualty	(7.8)	(1.8)	0.4	(2.0)	(0.3)	1.3	(10.2)
Specialty	(1.1)	0.2	(0.3)	(1.0)	5.7	(7.8)	(4.3)
Total	$(8.2)	$(1.3)	$1.7	$(8.2)	$2.2	$(50.9)	$(64.7)

Consolidated
North American Insurance	$(29.0)	$(42.1)	$(14.1)	$8.2	$19.0	$31.2	$(26.8)
Global Markets Insurance	(18.0)	(9.7)	(12.2)	(5.6)	(3.3)	(0.6)	(49.4)
Reinsurance	(8.2)	(1.3)	1.7	(8.2)	2.2	(50.9)	(64.7)
Total	$(55.2)	$(53.1)	$(24.6)	$(5.6)	$17.9	$(20.3)	$(140.9)

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVE FOR LOSSES AND LOSS EXPENSES

	As of September 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$700,837	$308,768	$416,352	$1,425,957
IBNR (net of reinsurance recoverable)	2,031,727	381,644	1,147,419	3,560,790
Total	$2,732,564	$690,412	$1,563,771	$4,986,747

IBNR/Total reserves (net of reinsurance recoverable)	74.4%	55.3%	73.4%	71.4%

	As of December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$730,258	$95,338	$455,910	$1,281,506
IBNR (net of reinsurance recoverable)	1,919,994	299,547	1,039,862	3,259,403
Total	$2,650,252	$394,885	$1,495,772	$4,540,909

IBNR/Total reserves (net of reinsurance recoverable)	72.4%	75.9%	69.5%	71.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	As of September 30, 2015				As of December 31, 2014

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$301,273	20.8%	$83,371	A+	$285,918	21.3%	$83,371
Axis Capital	A+	148,558	10.2%	7,122	A+	148,371	11.1%	7,819
Arch Re	A+	118,371	8.2%	2,768	A+	128,421	9.6%	3,356
Swiss Re	A+	94,498	6.5%	—	A+	66,854	5.0%	—
RenaissanceRe	A+	94,074	6.5%	—	A+	103,350	7.7%	—
Markel	A	87,330	6.0%	23,315	A	86,595	6.5%	35,287
XL Group	A	86,607	6.0%	—	A	78,377	5.8%	—
Odyssey Reinsurance	A	78,802	5.4%	517	A	76,294	5.7%	—
Transatlantic	A	56,355	3.9%	—	A	54,652	4.1%	—
National Indemnity Company	A++	49,787	3.4%	—	A++	50,461	3.8%	—
Top ten reinsurers		1,115,655	76.9%	117,093		1,079,293	80.6%	129,833
Other reinsurers' balances		334,177	23.1%	43,710		260,963	19.4%	29,134
Total reinsurance recoverable		$1,449,832	100.0%	$160,803		$1,340,256	100.0%	$158,967

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$79,681	5.5%	$1,345		$72,861	5.3%	$1,345
A+		821,335	56.7%	106,273		760,780	56.9%	108,412
A		533,629	36.8%	26,587		488,821	36.5%	37,934
A-		4,270	0.3%	—		3,215	0.2%	—
Total "A-" or higher		1,438,915	99.3%	134,205		1,325,677	98.9%	147,691
B++		4	0.0%	—		4	0.0%	—
NR		10,913	0.7%	26,598		14,575	1.1%	11,276
Total reinsurance recoverable		$1,449,832	100.0%	$160,803		$1,340,256	100.0%	$158,967

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of September 1, 2015
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$508	$658	U.S. Southeast (1)	Hurricane	$432	$519

U.S. total	Earthquake	$422	$521	U.S. Gulf Coast (2)	Hurricane	$261	$362

				U.S. Northeast (3)	Hurricane	$221	$428

				California	Earthquake	$353	$473

PMLs Over the Most Recent Six Quarters as a % of Total Capital

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity and senior notes.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models, including RMS and AIR. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at September 1, 2015. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of September 30, 2015						As of December 31, 2014

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$763,673	AAA	8.5%	$763,673	$—	$763,673	$670,310
U.S. government securities	1,225,744	AA+	13.8%	1,225,744	—	1,225,744	1,499,347
U.S. government agencies	62,004	AA+	0.7%	62,004	—	62,004	111,155
Non-U.S. government and government agencies	427,096	AA	4.8%	392,463	34,633	427,096	188,199
State, municipalities and political subdivisions	422,007	AA-	4.7%	360,961	61,046	422,007	170,567
Mortgage-backed securities:
Agency MBS	633,882	AA	7.1%	633,882	—	633,882	624,413
Non-agency RMBS	92,377	CCC+	1.0%	16,795	75,582	92,377	93,419
CMBS	576,418	BBB	6.4%	303,106	273,312	576,418	545,685
Total mortgage-backed securities	1,302,677		14.5%	953,783	348,894	1,302,677	1,263,517
Corporate securities(1):
Financials	1,052,636	A	11.8%	1,013,216	39,420	1,052,636	1,024,667
Industrials	1,256,975	BBB	14.1%	999,318	257,657	1,256,975	1,029,729
Utilities	118,167	BBB	1.3%	109,791	8,376	118,167	110,997
Total corporate securities	2,427,778		27.2%	2,122,325	305,453	2,427,778	2,165,393
Asset-backed securities:
Credit cards	62,937	AAA	0.7%	62,937	—	62,937	64,704
Auto receivables	36,762	AAA	0.4%	36,762	—	36,762	32,408
Student Loans	167,668	AAA	1.9%	167,668	—	167,668	156,155
Collateralized loan obligations	347,127	AA	3.9%	326,919	20,208	347,127	354,898
Other	65,192	AA	0.7%	60,880	4,312	65,192	62,667
Total asset-backed securities	679,686		7.6%	655,166	24,520	679,686	670,832
Equities	663,390	N/A	7.4%	—	663,390	663,390	844,163
Other invested assets:
Private equity	422,219	N/A	4.7%	—	422,219	422,219	357,350
Hedge funds	394,748	N/A	4.4%	—	394,748	394,748	425,030
Other private securities	124,260	N/A	1.4%	—	124,260	124,260	142,966
High yield loan fund	28,200	N/A	0.3%	—	28,200	28,200	30,163
Total other invested assets	969,427		10.8%	—	969,427	969,427	955,509
Total investment portfolio	$8,943,482		100.0%	$6,536,119	$2,407,363	$8,943,482	$8,538,992

Annualized book yield, year to date	2.1%						2.1%
Duration(2)	2.2 years						1.8 years
Average credit quality (S&P)	A+						AA-

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Nine Months Ended

	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014
NET INVESTMENT INCOME
Fixed maturity investments	$42,801	$38,762	$120,264	$110,998
Equity securities	3,115	3,711	11,540	12,876
Other invested assets: hedge funds and private equity	3,342	2,249	16,305	8,767
Other invested assets: other private securities	1,804	3,292	(1,119)	7,291
Cash and cash equivalents	277	552	1,178	1,562
Expenses	(5,672)	(5,154)	(15,190)	(13,670)
Net investment income	$45,667	$43,412	$132,978	$127,824

NET REALIZED INVESTMENT (LOSSES) GAINS
Net realized (losses) gains on sale:
Fixed maturity investments	$(5,251)	$5,841	$5,062	$23,607
Equity securities	(12,238)	(627)	14,916	43,774
Other invested assets: hedge funds and private equity	1,448	13,604	22,286	53,171
Derivatives	(19,793)	(476)	(17,557)	(21,898)
Mark-to-market (losses) gains:
Fixed maturity investments	(15,271)	(40,843)	(42,442)	18,039
Equity securities	(62,852)	(8,479)	(57,762)	(8,768)
Other invested assets: hedge funds and private equity	443	(6,804)	(13,227)	(1,068)
Derivatives	(112)	2,648	(59)	(2,571)
Net realized investment (losses) gains	$(113,626)	$(35,136)	$(88,783)	$104,286

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$(67,959)	$8,276	$44,195	$232,110

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$45,667	$43,412	$132,978	$127,824
Annualized net investment income	182,668	173,648	177,304	170,432
Average aggregate invested assets, at cost	$8,750,453	$8,612,758	$8,601,085	$8,432,498
Annualized investment book yield	2.1%	2.0%	2.1%	2.0%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$(67,959)	$8,276	$44,195	$232,110
Average aggregate invested assets, at fair value	$8,864,607	$8,840,953	$8,722,660	$8,636,003
Financial statement portfolio return	(0.8)%	0.1%	0.5%	2.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income and Equity Exposures:

	Carrying Value				Fair Value
Fund Details	September 30, 2015	Unfunded Commitments	Corporate		September 30, 2015	Portfolio Percentage
Private Equity:			JPMorgan Chase & Co		$61,343	0.7%
Primary and secondary	$221,862	$251,874	General Electric Co		56,310	0.6%
Mezzanine debt	194,512	166,476	Bank of America Corp		53,992	0.6%
Distressed	5,845	5,591	Morgan Stanley		51,514	0.6%
Real estate	—	200,000	Mitsubishi UFJ Financial Group		48,042	0.5%
Total private equity	422,219	623,941	Wells Fargo & Co		40,086	0.5%
Hedge Funds:			HSBC Holdings PLC		34,805	0.4%
Distressed	216,993	—	US Bancorp		31,330	0.4%
Equity long/short	58,655	—	PNC Financial Services Group		30,644	0.3%
Relative value credit	119,100	—	Goldman Sachs Group Inc		30,444	0.3%
Total hedge funds	394,748	—
Other private securities	124,260	—
High yield loan fund	28,200	—
Total other invested assets	$969,427	$623,941

Fixed Income Credit Quality:	September 30, 2015		December 31, 2014

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,287,748	19.7%	$1,610,501	26.5%
AAA/Aaa	1,313,158	20.1%	885,454	14.6%
AA/Aa	1,304,156	19.9%	1,247,461	20.6%
A/A	1,184,240	18.1%	1,205,509	19.9%
BBB/Baa	683,144	10.4%	421,347	6.9%
Total BBB/Baa and above	5,772,446	88.2%	5,370,272	88.5%
BB/Bb	69,867	1.1%	80,005	1.3%
B/B	289,269	4.4%	385,120	6.4%
CCC+ and below	415,411	6.3%	233,613	3.8%
Total	$6,546,993	100.0%	$6,069,010	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - September 30, 2015
			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$5,995	$—	$486	$6,481

Australia	Australia	59,219	—	—	—	—	—	—	38,063	2,407	—	321	100,010
	Total	59,219	0	—	—	—	—	—	38,063	2,407	—	321	100,010

Europe	Austria	—	—	—	—	—	—	—	—	—	—	825	825
	Belgium	—	—	—	—	—	—	—	—	10,933	—	7,136	18,069
	Denmark	—	—	—	—	—	—	—	—	—	—	3,699	3,699
	Finland	—	—	—	—	—	—	—	—	—	—	3,932	3,932
	France	8,712	11,408	—	—	—	—	—	30,163	18,761	—	31,980	101,024
	Germany	26,189	680	—	—	—	—	—	200	1,420	—	20,061	48,550
	Greece	—	—	—	—	—	—	—	—	—	—	2,940	2,940
	Hungary	—	—	—	—	—	—	—	—	—	—	565	565
	Ireland	—	—	—	—	—	—	—	—	4,011	—	8,318	12,329
	Italy	—	—	—	—	—	—	—	—	—	—	6,555	6,555
	Luxembourg	—	—	—	—	—	—	3,065	4,300	12,558	—	811	20,734
	Netherlands	—	—	—	—	—	—		44,907	13,855	—	15,573	74,335
	Norway	3,581	—	—	—	—	—	—	6,582	2,727	—	468	13,358
	Portugal	—	—	—	—	—	—	—	—	—	—	1,456	1,456
	Russia	—	—	—	—	—	—	—	—	—	—	328	328
	Spain	—	—	—	—	—	—	—	—	247	—	7,403	7,650
	Sweden	—	—	—	—	—	—	—	13,929	—	—	6,280	20,209
	Switzerland	2,055	—	—	—	—	—	—	41,853	10,547	—	23,733	78,188
	United Kingdom	45,066	—	—	—	2,897	—	2,552	43,635	63,086	—	38,479	195,715
	Total	85,603	12,088	—	—	2,897	—	5,617	185,569	138,145	—	180,542	610,461

Latin	Brazil	—	—	—	—	—	—	—	—	1,298	—	204	1,502
America	Chile	—	—	—	—	—	—	—	4,444	—	—	—	4,444
	Mexico	—	—	—	—	—	—	—	—	—	1,615	947	2,562
	Total	—	—	—	—	—	—	—	4,444	1,298	1,615	1,151	8,508

North	Bermuda	—	—	—	—	—	—	—	—	743	—	1,276	2,019
America	Canada	51,657	—	—	—	—	—	—	51,097	30,638	—	3,844	137,236
	Cayman Islands	—	—	—	—	—	—	181,047	22,904	1,489	—	—	205,440
	Puerto Rico	—	—	61,046	—	—	—	—	—	24,556	—	—	85,602
	United States	1,288,429	—	360,961	633,882	89,481	576,418	493,021	676,777	1,026,880	111,113	357,382	5,614,344
	Total	1,340,086	—	422,007	633,882	89,481	576,418	674,068	750,778	1,084,306	111,113	362,502	6,044,641

Asia /	China	18,624	—	—	—	—	—	—	2,219	4,654	—	33,270	58,767
Middle East	Hong Kong	129,090	—	—	—	—	—	—	12,578	2,112	4,316	1,348	149,444
	India	—	—	—	—	—	—	—	—	—	—	1,769	1,769
	Indonesia	—	—	—	—	—	—	—	—	—	—	325	325
	Israel	—	—	—	—	—	—	—	—	1,072	—	880	1,952
	Japan	—	—	—	—	—	—	—	29,109	8,571	—	76,693	114,373
	Jordan	—	—	—	—	—	—	—	—	—	—	345	345
	Kyrgyzstan	—	—	—	—	—	—	—	—	—	—	280	280
	Malaysia	—	—	—	—	—	—	—	2,079	—	—	—	2,079
	Singapore	74,717	—	—	—	—	—	—	14,657	8,415	1,123	—	98,912
	South Korea	7,505		—	—	—	—	—	1,055	—	—	2,366	10,926
	Taiwan	—	—	—	—	—	—	—	—	—	—	1,112	1,112
	Total	229,936	—	—	—	—	—	—	61,697	24,824	5,439	118,388	440,284

	Grand Total	$1,714,844	$12,088	$422,007	$633,882	$92,378	$576,418	$679,685	$1,040,551	$1,256,975	$118,167	$663,390	$7,210,385

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share(1)	Book Value	Authorization

Three Months Ended:
March 31, 2014	$68,659	2,012,196	$34.12	$31.52	108.2%
June 30, 2014	70,874	1,949,496	36.36	32.11	113.2%
September 30, 2014	24,996	654,851	38.17	32.56	117.2%
December 31, 2014	10,844	290,242	37.36	33.62	111.1%
Total - 2014	$175,373	4,906,785	$35.74	$32.53	109.9%

Three Months Ended:
March 31, 2015	$50,949	1,271,213	$40.08	$38.63	103.8%
June 30, 2015	194,352	4,776,224	40.69	39.45	103.1%
September 30, 2015	0	0	0.00	38.97	0.0%
Total - 2015	$245,301	6,047,437	$40.56	$38.15	106.3%	$173,060

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	September 30, 2015	December 31, 2014

Senior notes	$799,043	$798,802
Other long-term debt	23,328	19,213
Shareholders' equity	3,555,405	3,778,291
Total capitalization	$4,377,776	$4,596,306

Leverage Ratios
Debt to total capitalization	18.8%	17.8%

Net premiums written (trailing 12 months)	$2,410,984	$2,322,078
Net premiums written (trailing 12 months) to shareholders' equity	0.68 x	0.61 x

Total investments and cash & cash equivalents	$8,943,483	$8,538,992
Total investments and cash & cash equivalents to shareholders' equity	2.52 x	2.26 x

Reserve for losses and loss expenses	$6,436,579	$5,881,165
Deduct: reinsurance recoverable	(1,449,832)	(1,340,256)
Net reserve for losses and loss expenses	$4,986,747	4,540,909
Net reserve for losses and loss expenses to shareholders' equity	1.40 x	1.20 x

Fixed Charge Coverage Ratio	Three Months Ended				Nine Months Ended

	September 30,		September 30,		September 30,		September 30,
	2015		2014		2015		2014

Interest expense	$14,469		$14,325		$43,272		$43,451

(Loss) income before income taxes	(56,911)		32,447		83,955		384,050
Interest expense	14,469		14,325		43,272		43,451
Earnings for calculation of fixed coverage ratio	$(42,442)		$46,772		$127,227		$427,501

Fixed charge coverage ratio	(2.9	) x	3.3	x	2.9	x	9.8	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014

Net (loss) income	$(51,630)	$9,458	$124,356	$130,509	$30,915	$82,184	$359,750
Add after tax effect of:
Net realized investment losses (gains)	103,862	15,112	(42,572)	18,038	29,413	76,405	(94,192)
Foreign exchange (gain) loss	(793)	1,265	9,897	(21)	278	10,369	978
Operating income	$51,439	$25,835	$91,681	$148,526	$60,606	$168,958	$266,536

Weighted average common shares outstanding
Basic	90,882,511	92,441,730	95,935,551	96,386,796	96,458,231	93,068,088	97,926,378
Diluted	92,440,277*	93,984,226	97,577,029	98,394,432	98,444,238	94,724,980	99,965,296

Basic per share data
Net (loss) income	$(0.57)	$0.10	$1.30	$1.35	$0.32	$0.88	$3.67
Add after tax effect of:
Net realized investment losses (gains)	1.14	0.16	(0.44)	0.19	0.30	0.82	(0.96)
Foreign exchange (gain) loss	(0.01)	0.02	0.10	0.00	0.00	0.11	0.01
Operating income	$0.56	$0.28	$0.96	$1.54	$0.62	$1.81	$2.72

Diluted per share data
Net (loss) income	$(0.56)*	$0.10	$1.27	$1.33	$0.31	$0.87	$3.60
Add after tax effect of:
Net realized investment losses (gains)	1.12	0.16	(0.44)	0.18	0.30	0.81	(0.94)
Foreign exchange (gain) loss	(0.01)	0.01	0.10	0.00	0.00	0.11	0.01
Operating income	$0.55	$0.27	$0.93	$1.51	$0.61	$1.79	$2.67

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014

Opening shareholders' equity	$3,624,801	$3,829,067	$3,778,291	$3,673,599	$3,682,762	$3,778,291	$3,616,678
Add: accumulated other comprehensive loss	3,272	—	—	—	—	—	—
Adjusted opening shareholders' equity	$3,628,073	$3,829,067	$3,778,291	$3,673,599	$3,682,762	$3,778,291	$3,616,678

Closing shareholders' equity	$3,555,405	$3,624,801	$3,829,067	$3,778,291	$3,673,599	$3,555,405	$3,673,599
Add: accumulated other comprehensive loss	4,265	3,272	—	—	—	4,265	—
Adjusted closing shareholders' equity	$3,559,670	$3,628,073	$3,829,067	$3,778,291	$3,673,599	$3,559,670	$3,673,599

Average adjusted shareholders' equity	$3,593,872	$3,728,570	$3,803,679	$3,725,945	$3,678,181	$3,668,981	$3,645,139

Net (loss) income available to shareholders	$(51,630)	$9,458	$124,356	$130,509	$30,915	$82,184	$359,750

Annualized net (loss) income available to
shareholders	$(206,520)	$37,832	$497,424	$522,036	$123,660	$109,579	$479,667

Annualized return on average shareholders' equity -
net (loss) income available to shareholders	(5.7)%	1.0%	13.1%	14.0%	3.4%	3.0%	13.2%

Operating income available to shareholders	$51,439	$25,835	$91,681	$148,526	$60,606	$168,958	$266,536

Annualized operating income available to
shareholders	$205,756	$103,340	$366,724	$594,104	$242,424	$225,277	$355,381

Annualized return on average shareholders' equity -
operating income available to shareholders	5.7%	2.8%	9.6%	15.9%	6.6%	6.1%	9.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of	As of
	September 30,	December 31,	September 30,
	2015	2014	2014

Price per share at period end	$38.17	$37.92	$36.84

Total shareholders' equity	$3,555,405	$3,778,291	$3,673,599

Total tangible shareholders' equity(1)	3,070,012	3,453,735	3,348,583

Basic common shares outstanding	90,911,888	96,195,482	96,382,238

Add: unvested restricted stock units	823,635	502,506	512,112

Add: performance based equity awards	591,683	616,641	619,428

Add: employee share purchase plan	32,515	42,176	28,381

Add: dilutive stock options outstanding	2,020,354	2,426,674	2,532,918
Weighted average exercise price per share	$16.70	$16.41	$16.30
Deduct: stock options bought back via treasury method	(883,846)	(1,050,151)	(1,120,699)

Common shares and common share equivalents outstanding	93,496,229	98,733,328	98,954,378

Basic book value per common share	$39.11	$39.28	$38.11
Year-to-date percentage change in basic book value per common share	(0.4)%	3.1%

Diluted book value per common share	$38.03	$38.27	$37.12
Year-to-date percentage change in diluted book value per common share	(0.6)%	3.1%

Basic tangible book value per common share	33.77	35.90	34.74
Year-to-date percentage change in basic tangible book value per common share	(5.9)%	3.3%

Diluted tangible book value per common share	32.84	34.98	33.84
Year-to-date percentage change in diluted tangible book value per common share	(6.1)%	3.4%

(1) Total tangible shareholders' equity is total shareholders' equity excluding goodwill and intangible assets.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 29 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax other comprehensive income or loss, which may include unrealized gains (losses) on investments and currency translation adjustments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these amounts provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 30 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 29 for the reconciliation of net income to operating income and page 30 for the reconciliation of average shareholders’ equity.

TANGIBLE SHAREHOLDERS' EQUITY AND DILUTED BOOK VALUE PER SHARE
The company has included tangible shareholders' equity, which is total shareholders' equity excluding goodwill and intangible assets, because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 31 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 24 for the calculation of annualized investment book yield.